                                                                    Exhibit 10.1

                            AMENDMENT NUMBER NINE TO

             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


        This Amendment Number Nine to Second Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of September 30, 2002, by and among CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), on the one hand, and SENSORY SCIENCE CORPORATION, a Delaware corporation ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", and collectively, jointly and severally, with Sensory, "Borrowers"), on the other hand, in light of the following:

        A. Borrowers and Lender have previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of August 19, 1998 (as amended and modified, from time to time, the "Agreement").

        B. It has come to Lender's attention that Parent's ownership interest in United Microelectronics Corp. was less than $40,000,000 for the period ended August 30, 2002 as required under Section 9.18 of the Agreement, and thus constitutes an Event of Default under Section 10.1(a) of the Agreement (the "UMC Default").

        C. Borrowers have requested, and Lender has agreed, to waive the UMC Default and amend the Agreement as provided for and on the conditions herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby amend and supplement the Agreement as follows:

        1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

        2. AMENDMENTS.

                (a) The definition of "Availability Block" in Section 1 is hereby amended to read as follows:

                        "Availability Block" shall mean the greater of: (i) $2,500,000; or (ii) $5,000,000 minus the positive amount (if any) by which Borrowers' Revolving Loan availability under Section 2.1(a) (without deducting the Availability Block) exceeds $40,000,000.

                (b) The definition of "Maximum Credit" in Section 1 of the Agreement is hereby amended to read as follows:

                                "Maximum Credit" shall mean the amount of
                $40,000,000 minus the Availability Block.

        3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Lender that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

        4. NO DEFAULTS. Borrowers hereby affirm to Lender that, other than the UMC Default, no Event of Default has occurred and is continuing as of the date hereof.

        5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

                (a) Payment by Borrowers to Lender of an amendment fee in the aggregate amount of $150,000, such fee to be charged to Borrowers' loan account pursuant to the Agreement; and

                (b) Receipt by Lender of an executed copy of this Amendment.

        6. LIMITED WAIVER. Lender hereby waives the UMC Default for the period ended August 30, 2002. The limited waiver set forth herein shall be limited precisely as written and shall not be deemed to (a) be a waiver or modification
(i) of any other term or condition of the Agreement or (ii) of any other period other than the period specifically prescribed herein, or (b) prejudice any right or remedy which Lender may now or in the future have under or in connection with the Agreement.

        7. COSTS AND EXPENSES. Borrowers shall pay to Lender all of Lender's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

        8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

        9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.


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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment
Number Nine to Second Amended and Restated Loan and Security Agreement as of the date first set forth above.

                                          CONGRESS FINANCIAL CORPORATION
                                          (WESTERN),
                                          a California corporation


                                          By:     /s/ Jeff Scott
                                             -----------------------------------
                                          Name:       Jeff Scott
                                               ---------------------------------
                                          Title:      Vice President
                                                --------------------------------


                                          SENSORY SCIENCE CORPORATION,
                                          a Delaware corporation


                                          By:     /s/ Marcus Smith
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          CALIFORNIA AUDIO LABS, LLC,
                                          a California limited liability company


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Nine to Second Amended and Restated Loan and Security Agreement as of the date first set forth above.

                                          CONGRESS FINANCIAL CORPORATION
                                          (WESTERN),
                                          a California corporation


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          SENSORY SCIENCE CORPORATION,
                                          a Delaware corporation


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          CALIFORNIA AUDIO LABS, LLC,
                                          a California limited liability company


                                          By:         /s/ Roger Hackett
                                             -----------------------------------
                                          Name:          ROGER HACKETT
                                               ---------------------------------
                                          Title:
                                                --------------------------------

        Each of the undersigned has executed a continuing guaranty (each, individually, a "Guaranty") in favor of CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), respecting the obligations of SENSORY SCIENCE CORPORATION, a Delaware corporation ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", and collectively, jointly and severally, with Sensory, the "Borrowers") owing to Lender. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Guaranty remains in full force and effect; nothing in such Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to the Borrowers or to seek reaffirmations of the Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                          SONICBLUE INCORPORATED,
                                          a Delaware corporation

                                          By:      /s/ Marcus Smith
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          SENSORY SCIENCE CORPORATION,
                                          a Delaware corporation


                                          By:      /s/ Marcus Smith
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          CALIFORNIA AUDIO LABS, LLC,
                                          a California limited liability company


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

        Each of the undersigned has executed a continuing guaranty (each, individually, a "Guaranty") in favor of CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), respecting the obligations of SENSORY SCIENCE CORPORATION, a Delaware corporation ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", and collectively, jointly and severally, with Sensory, the "Borrowers") owing to Lender. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Guaranty remains in full force and effect; nothing in such Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to the Borrowers or to seek reaffirmations of the Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                          SONICBLUE INCORPORATED,
                                          a Delaware corporation

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          SENSORY SCIENCE CORPORATION,
                                          a Delaware corporation


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          CALIFORNIA AUDIO LABS, LLC,
                                          a California limited liability company


                                          By:      /s/ Roger Hackett
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------